UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Leidos Holdings, Inc.

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Your Vote Counts! LEIDOS HOLDINGS, INC. ATTN: STOCK PROGRAMS 1750 PRESIDENTS STREET RESTON, VA 20190 2022 Annual Meeting Vote by April 28, 2022 11:59 PM ET. For shares held in a Plan, vote by April 26, 2022 11:59 PM ET. D71000-P66675-K32279 You invested in LEIDOS HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2022. Get informed before you vote View the Leidos Annual Report on Form 10-K and the proxy materials for the Annual Meeting online OR you can receive a free paper or email copy of the materials by submitting a request prior to April 15, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may: (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on April 29, 2022 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box. Vote Confirmation is available 24 hours after your vote is received beginning April 16, 2022 with the final vote tabulation remaining available through June 29, 2022. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* April 29, 2022 9:00 AM Eastern Time www.virtualshareholdermeeting.com/LDOS2022 *Please check the meeting materials for any special requirements for meeting attendance. NOTICE] V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Nominees:	
1a. Gregory R. Dahlberg	For
1b. David G. Fubini	For
1c. Miriam E. John	For
1d. Robert C. Kovarik, Jr.	For
1e. Harry M.J. Kraemer, Jr.	For
1f. Roger A. Krone	For
1g. Gary S. May	For
1h. Surya N. Mohapatra	For
1i. Patrick M. Shanahan	For
1j. Robert S. Shapard	For
1k. Susan M. Stalnecker	For
1l. Noel B. Williams	For
2. Approve, by an advisory vote, executive compensation.	For
3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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